SPECTRA  |   Meeting the challenge
                        FUND  |   of investing



                             Semi-Annual Report
                               April 30, 1997


                                                                   May 23, 1997

FELLOW SHAREHOLDERS:

A Year-To-Date Review

      Last year was a difficult year for growth stock managers, and we were no exception. Unfortunately, some of the trends which penalized growth stocks last year continued through the first four months of 1997. While 1996 is ancient history by stock market standards, events which occurred last year formed the basis for today's concerns about the market and provides the framework for the discussion which follows.

      The most important question, of course, is "What will happen the rest of this year?" Essentially, the market sentiment has not changed since March 1996 with the overriding concern being that the economy is growing too quickly and that this will touch off a series of preemptive strikes on inflation by the Fed.

      As we now know, the Fed did take action on March 25, 1997 and raised the Fed Funds rate by twenty-five basis points. Since then, the market has been preoccupied with whether rates would be raised again. This caused the market to fall quite abruptly; the Dow fell from 7085 in mid-March to 6392 on April 11, a drop of 9.8%. More recently, the Fed voted to leave rates unchanged at the May 20 Federal Open-Market Committee ("FOMC") meeting and the market has rebounded to new highs as concern about interest rates ebbed. These extreme fluctuations have confused many but the market does have its own internal logic. It resembles the classical definition of chaos theory. What does it portend?

      Rarely has an increase in the Fed Funds rate been so long anticipated as the one on March 25, 1997. Indeed, the market has been anticipating increases in the Fed Funds rate since March of 1996, when the calm of the market was shattered by exceptionally strong employment numbers. During this time, the market has frequently overestimated the degree of strength in the economy as well as inflationary pressures building up within the system.

      For all of 1996, the economy grew 2.4%, slightly less than the Fed's desired target of 2.5%. In fact, even the fourth quarter, which was originally thought to be extremely strong at 4.7%, grew only 3.8%. Moreover, the GDP deflator was at a record low of 1.5%, indicating that inflation was not a factor at all during the year--despite substantial increases in energy and grain prices in the early part of the year.

      During the first few months of 1997, there was a heightened concern about interest rates because there were a number of statistics to support the notion that the economy was growing very rapidly. On April 30, GDP was announced for the first quarter and it was a blockbuster, soaring 5.6%, which was higher than anyone expected. Upon analysis, however, 1.7% may have come purely from inventory buildup. Still, a 4% increase is quite high! I have maintained, however, that part of the strength in the economy, especially in January and February, related to the unusually pleasant weather in the Northeast. This not only had the effect of encouraging real estate activity and retail sales, but also played havoc with the seasonal adjustment factors. If my theory was true, we would expect to see a visible deceleration in economic activity in April and May. Thus far, this seems to be borne out by the most recent data. This economic deceleration first became evident when March housing starts fell 6.4%, later revised to a decrease of 7.7%. Additionally, retail sales weakened in March and April and auto sales are now down on a year-to-date basis.

      Nowhere, however, is the slowing economy more evident than in the employment numbers, which is interesting because it is the centerpiece of concern about inflation. On May 2, the April data was announced and, while the jobless rate fell below 5% to the lowest level since December 1973, job creation dropped to 142,000, representing the second month of slow employment growth (March numbers were revised downward to 139,000). These paltry gains were lost in the sea of publicity surrounding the 4.9% unemployment number. However, it is clear that the job creation machine is slowing rapidly. In fact, included in the April number was a drop in manufacturing and construction jobs.

      Given all of this weak economic news, it is hardly surprising that the Fed refrained from raising rates at its last FOMC meeting on May 20. Politically, of course, it would have been very poor timing for the Fed to raise rates after a bipartisan budget deal had been announced. There are, of course, those who believe that the Fed will definitively act in early July to increase rates and that the inevitable is merely being postponed for political reasons.

      Clearly, however, there is no actual inflation. On May 14, the PPI for April was announced and it dropped a surprising .6% (month-over-month). Those who fear inflation should note that this is the fourth straight month of PPI deflation and the largest decline in almost four years. Excluding food and energy, the PPI declined .1%. The CPI for April increased only .1%, although the core rate did rise .3%, somewhat higher than expected.

Looking Ahead

      Against this backdrop, the yield on the 30-year U.S. Treasury bond has essentially traded in a range from 6-1/4% to 7-1/4% for the entire year. What this tells me is that despite the tremendous concern about the inflationary implications of a strong economy, the bond market really hasn't changed very much. Of course, what has changed is the level of the stock market. Therefore, I think it's fair to ask the question, "Is the stock market now overvalued, especially in relation to the bond market and/or short-term interest rates?"

      At Alger, we have three ways of analyzing the valuation level of the market itself: 1) we compare the market to its historical relationship to the long bond; 2) we compare the market to its historical relationship to short-term interest rates; and 3) we compare the current market to its own history. All three of these models suggest that the market is fairly valued to slightly undervalued.

      In the first instance, our analysis shows that during the last fifteen years the earnings yield of the S&P Industrial Average has traded between 50% and 90% of the yield on the 30-year U.S. Treasury bond. At 50%, as it was prior to the crash of '87, it is always a good time to sell. At 90%, it has always been a good time to buy. The median relationship is 70%, which is almost exactly where the market is trading at present. Based on this analysis, the market could appreciate 39% or decline 23% from its present level.

      The second relationship relates the market to short-term interest rates. Here our model uses the Dow which has been an excellent predictor of market tops. Based on this model, the Dow could appreciate to 7700 given present levels of short-term interest rates. Conversely, it could sustain another 25 basis point increase in rates without becoming overvalued.

      Lastly, the Dow at 7300 is trading at roughly 16.6x expected earnings. While this is in the top half of its traditional multiple range, it is no where near the high. For example, before the crash in '87, the market sold in excess of 20x expected earnings and at that time the yield on the long bond was 9%.

      More striking is the relationship between the market and growth stocks. We have a matrix which comes from our research data base that relates growth stocks to the market. What we have found is that growth stocks go through a five year cycle of expansion and compression of their p/e multiples relative to the market. Presently, we are at the end of such a cycle, during which time growth stocks have traded between a zero premium and 1.7x the market. This contrasts with a historical relationship of 1.5 to 2.5x the market multiple. Presently, our model shows that large cap growth stocks are trading at 1.1x the market and small cap growth stocks are now trading at a discount (.98x the market), a highly unusual development.

      In summary, we believe the following: First, unusual factors, such as the weather, exacerbated and exaggerated economic strength in the first quarter raising concern about interest rates. Secondly, the economy is now showing clear signs of deceleration. Thirdly, the major averages are fairly valued, but not overvalued. Lastly, growth stocks are dramatically undervalued compared to the larger market averages. In reviewing the outlook for the growth stocks we follow, we have concluded that the drop in growth stock multiples does not reflect deteriorating company fundamentals, but instead, negative investor psychology. If we are correct in our view that the economy is not overheating, the fears of accelerating inflation and future interest rate increases should abate. Market psychology should improve dramatically once signs of a slowing economy become evident. We expect that investor confidence will rebuild and premiums for quality growth stocks will expand.

      All of this leads us to continue to be bullish about the market in general, but especially about growth stocks from now through the end of the year.


                                       Respectfully submitted,

                                       /s/ David D. Alger

                                       David D. Alger
                                       President


SPECTRA FUND
SCHEDULE OF INVESTMENTS
April 30, 1997 (Unaudited)

Shares     Common Stocks--93.6%                     Value
---------------------------------------------------------------

           AEROSPACE--6.3%
   5,600   Allied Signal Inc.                       $   404,600
   8,000   Boeing Company (The)                         789,000
   3,000   Sundstrand Corp.                             146,250
   6,200   United Technologies Corp.                    468,875
   5,000   Wyman Gordon Co.*                            105,000
                                                    -----------
                                                      1,913,725
                                                    -----------
           AGRICULTURE--.9%
   3,800   Pioneer Hi-Bred International Inc.           268,375
                                                    -----------
           APPAREL--1.1%
   8,500   Tommy Hilfiger Corporation*                  337,875
                                                    -----------
           APPLIANCES & TOOLS--2.3%
  22,000   Sunbeam Corp.                                698,500
                                                    -----------
           CHEMICALS--.8%
   5,500   Monsanto Co.                                 235,125
                                                    -----------
           COMMUNICATIONS--.5%
   6,200   WorldCom Inc.*                               148,800
                                                    -----------
           COMMUNICATIONS
            EQUIPMENT--5.4%
   6,000   Cisco Systems, Inc.*                         310,500
   2,000   LM Ericsson Telephone Co. ADR Cl.B            67,250
   9,000   Motorola, Inc.                               515,250
  18,700   Tellabs, Inc.*                               745,663
                                                    -----------
                                                      1,638,663
                                                    -----------
           COMPUTER RELATED & BUSINESS
            EQUIPMENT--3.8%
   8,100   Hewlett-Packard Company                      425,250
   3,900   International Business Machines Corp.        626,925
   2,000   Seagate Technology Inc.*                      91,750
                                                    -----------
                                                      1,143,925
                                                    -----------
           COMPUTER SERVICES--.5%
   6,100   Sterling Commerce, Inc.*                     157,838
                                                    -----------
           COMPUTER SOFTWARE--8.8%
  12,600   Electronics For Imaging Inc.*                494,550
   9,200   Microsoft Corporation*                     1,117,800
  15,300   Oracle Corp.*                                608,175
   9,700   Parametric Technology Corporation*           438,925
                                                    -----------
                                                      2,659,450
                                                    -----------
           CONGLOMERATE--1.9%
   5,300   General Electric Co.                         587,637
                                                    -----------
           CONSUMER PRODUCTS--5.5%
   6,100   Colgate Palmolive Co.                        677,100
   9,400   Gillette Co.                                 799,000
   4,500   Nabisco Holdings Corp. Cl. A                 172,688
                                                    -----------
                                                      1,648,788
                                                    -----------
           ENERGY & ENERGY SERVICES--4.0%
   4,000   Diamond Offshore Drilling Inc.*              257,500
   3,500   ENSCO International Inc.*                    166,250
  12,000   Reading & Bates Corp.*                       268,500
   4,700   Schlumberger Ltd.                            520,525
                                                    -----------
                                                      1,212,775
                                                    -----------
           FINANCIAL SERVICES--9.6%
   4,700   Chase Manhattan Corp.                    $   435,338
   8,000   Citicorp                                     901,000
  12,900   E*TRADE Group, Inc.*                         193,500
   7,700   Money Store Inc. (The)                       166,512
   9,000   Morgan Stanley Group Inc.                    568,125
  17,000   Schwab (Charles) Corporation (The)           622,625
                                                    -----------
                                                      2,887,100
                                                    -----------
           HEALTHCARE--.5%
   2,200   McKesson Corp.                               159,225
                                                    -----------
           HEALTH MAINTENANCE
            ORGANIZATION--1.1%
   4,800   Oxford Health Plans, Inc.*                   316,200
                                                    -----------
           INSURANCE--3.0%
   7,000   American International Group Inc.            899,500
                                                    -----------
           MEDICAL DEVICES--2.4%
  10,000   Becton Dickinson & Co.                       460,000
  13,000   Hologic, Inc.*                               269,750
                                                    -----------
                                                        729,750
                                                    -----------
           OIL & GAS--1.8%
  10,000   Global Marine Inc.*                          201,250
   4,000   Halliburton Co.                              282,500
   1,800   Tidewater Inc.                                72,225
                                                    -----------
                                                        555,975
                                                    -----------
           PHARMACEUTICALS--9.1%
   8,900   Bristol Myers Squibb Co.                     582,950
  10,600   Eli Lilly & Company                          931,475
   7,800   Merck & Co., Inc.                            705,900
   1,400   Pfizer Inc.                                  134,400
   4,100   Warner-Lambert Co.                           401,800
                                                    -----------
                                                      2,756,525
                                                    -----------
           POLLUTION CONTROL--.9%
   8,300   USA Waste Services, Inc.*                    271,825
                                                    -----------
           RETAILING--6.9%
   3,700   Gucci Group N.V.                             256,687
  12,000   Home Depot, Inc.                             696,000
  17,000   Rite Aid Corp.                               782,000
   7,100   TJX Companies, Inc.                          335,475
                                                    -----------
                                                      2,070,162
                                                    -----------
           SEMICONDUCTORS--13.0%
  15,200   Adaptec, Inc.*                               562,400
  10,800   Altera Corporation*                          535,280
   4,400   Intel Corp.                                  673,750
  12,600   Linear Technology Corporation                633,150
   8,200   Maxim Intergrated Products, Inc.*            433,575
   3,800   Micron Technology Inc.*                      133,950
   4,900   Texas Instruments, Incorporated              437,325
  10,500   Xilinx, Inc.*                                514,500
                                                    -----------
                                                      3,923,930
                                                    -----------
           SEMICONDUCTORS CAPITAL
            EQUIPMENT--3.3%
  11,800   Applied Materials, Inc.*                 $   647,525
  12,000   Kulicke & Soffa Industries Inc.*             335,255
                                                    -----------
                                                        982,780
                                                    -----------
           MISCELLANEOUS--.2%
   2,200   Loewen Group Inc.                             63,250
                                                    -----------
           Total Common Stocks
            (Cost $26,331,751)                       28,267,698
                                                    -----------
           Preferred Stock--.9%
           COMMUNICATIONS EQUIPMENT
   4,300   Nokia Corporation, ADR
            (Cost $250,373)                             277,888
                                                    -----------

           Warrants
           MANUFACTURING
      72   Windmere Corp.,*
            expires 1/19/98 (Cost $54)                      405
                                                    -----------

Principal  Short-Term Corporate
Amount      Notes--7.0%                             Value
---------------------------------------------------------------

$192,000   Countrywide Funding Corporation,
            5.47%, 5/1/97                           $   192,000
 480,000   Dynamic Funding Corp.,
            5.65%, 5/9/97                               479,397
 165,000   Fingerhut Owner Trust,
            5.45%, 5/2/97                               164,975
 397,000   Green Tree Financial Corp.,
            5.59%, 5/8/97                               396,569
 392,000   Merrill Lynch & Co., Inc.,
            5.42%, 5/6/97                               391,705
 480,000   Wood Street Funding Corp.,
            5.55%, 5/7/97(a)                            479,556
                                                    -----------
           Total Short-Term Corporate Notes
            (Cost $2,104,202)                         2,104,202
                                                    -----------
Total Investments (Cost $28,686,380)(b)  101.5%      30,650,193
Liabilities in Excess of Other Assets     (1.5)        (460,254)
                                         ----------------------
Net Assets                               100.0%     $30,189,939
                                         ======================

-------------------
<F*>  Non-income producing security.
<Fa>  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
<Fb>  At April 30, 1997 the net unrealized appreciation on investments, based on cost for federal income tax purposes of $28,686,380, amounted to $1,963,813, which consisted of aggregate gross unrealized appreciation of $2,644,339 and aggregate gross unrealized depreciation of $680,526.


SPECTRA FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)


ASSETS:
  Investments in securities, at value (cost $28,686,380), see accompanying
   schedule of investments                                                                  $30,650,193
  Receivable for investment securities sold                                                     797,581
  Receivable for shares of beneficial interest sold                                             219,139
  Dividends receivable                                                                           14,201
  Prepaid expenses and other assets                                                              22,776
                                                                                            -----------
      Total Assets                                                                           31,703,890
                                                                                            -----------

LIABILITIES:
  Payable for investment securities purchased                                 $1,322,084
  Bank overdraft                                                                  87,869
  Investment advisory fee payable                                                 38,888
  Payable for shares of beneficial interest redeemed                              23,938
  Shareholder servicing fee payable                                                6,481
  Trustees' fees payable                                                             349
  Accrued expenses                                                                34,342
                                                                              ----------
      Total Liabilities                                                                       1,513,951
                                                                                            -----------
NET ASSETS                                                                                  $30,189,939
                                                                                            ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                           $29,485,937
  Undistributed net investment income (accumulated loss)                                       (966,384)
  Undistributed net realized gain (accumulated loss)                                           (293,427)
  Net unrealized appreciation                                                                 1,963,813
                                                                                            -----------
NET ASSETS                                                                                  $30,189,939
                                                                                            ===========
Shares of beneficial interest outstanding--Note 4                                             2,111,774
                                                                                            ===========
NET ASSET VALUE PER SHARE                                                                   $     14.30
                                                                                            ===========

                     See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF OPERATIONS
For the six months ended April 30, 1997 (Unaudited)


INVESTMENT INCOME:
  Income:
    Dividends                                                                  $  75,440
    Interest                                                                      47,615
                                                                               ---------
      Total Income                                                               123,055
  Expenses:
    Investment advisory fees--Note 2(a)                         $  155,498
    Shareholder servicing fees--Note 2(e)                           25,916
    Registration fees                                               24,610
    Custodian and transfer agent fees                               14,210
    Professional fees                                               11,064
    Shareholder reports                                              6,835
    Trustees' fees                                                     500
    Miscellaneous                                                    2,082
                                                                ----------
      Total Expenses                                                             240,715
                                                                               ---------
NET INVESTMENT LOSS                                                             (117,660)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                (375,894)
  Net increase in unrealized appreciation of investments         1,023,904
                                                                ----------
      Net realized and unrealized gain (loss) on investments                     648,010
                                                                               ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $ 530,350
                                                                               =========


                     See Notes to Financial Statements.


SPECTRA FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Six Months
                                                                           Ended
                                                                         April 30,      Year Ended
                                                                           1997         October 31,
                                                                        (Unaudited)        1996
                                                                        ----------------------------

Net investment loss                                                     $  (117,660)    $  (108,583)
Net realized loss on investments                                           (375,894)        (79,935)
Net change in unrealized appreciation of investments                      1,023,904         848,827
                                                                        ---------------------------
      Net increase in net assets resulting from operations                  530,350         660,309
Dividends to shareholders:
  Net realized gains                                                             --      (2,133,339)
Net increase from shares of beneficial interest transactions--Note 4     18,174,938       7,583,606
                                                                        ---------------------------
      Total increase in net assets                                       18,705,288       6,110,576
Net assets:
  Beginning of period                                                    11,484,651       5,374,075
                                                                        ---------------------------
  End of period (including accumulated net investment
   losses of $966,384 and $848,724, respectively)                       $30,189,939     $11,484,651
                                                                        ===========================


                     See Notes to Financial Statements.

SPECTRA FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

                                          Six Months       Year         Year     Four Months
                                             Ended         Ended        Ended       Ended           Year Ended June 30,
                                           April 30,    October 31,  October 31, October 31, --------------------------------
                                          1997(i)(ii)      1996         1995      1994(ii)     1994        1993        1992
                                         ------------------------------------------------------------------------------------

Net asset value, beginning of period     $ 13.61       $ 20.93       $ 18.82     $17.12      $ 19.02     $ 17.93     $19.50
                                         ----------------------------------------------------------------------------------
Net investment loss                        (0.08)(iii)   (0.23)(iii)   (0.53)     (0.10)       (0.28)      (0.29)     (0.22)
Net realized and unrealized gain
 on investments                             0.77          1.22          7.24       1.80         2.66        3.70       1.65
                                         ----------------------------------------------------------------------------------
Total from investment operations            0.69          0.99          6.71       1.70         2.38        3.41       1.43
Distributions from net realized gains         --         (8.31)        (4.60)        --        (4.28)      (2.32)     (3.00)
                                         ----------------------------------------------------------------------------------
Net asset value, end of period           $ 14.30       $ 13.61       $ 20.93     $18.82      $ 17.12     $ 19.02     $17.93
                                         ==================================================================================
Total Return(iv)                            5.07%        12.68%        57.72%      9.93%       17.53%      23.66%     11.65%
                                         ==================================================================================
Ratios and Supplemental Data:
  Net assets, end of period
   (000's omitted)                       $30,190       $11,485       $ 5,374     $4,832      $ 4,394     $ 4,884     $4,603
                                         ==================================================================================
  Ratio of expenses to average net
   assets                                   2.32%         2.55%(v)      3.76%(v)   2.75%(v)     2.59%(v)    2.57%(v)   2.14%(v)
                                         ==================================================================================
  Decrease reflected in above
   expense ratio due to expense
   reimbursements made pursuant to
   applicable state expense limits            --           .69%           --         --           --          --         --
                                         ==================================================================================
  Ratio of net investment loss to
   average net assets                      (1.13)%       (1.69)%       (3.05)%    (1.72)%      (1.47)%     (1.55)%    (1.07)%
                                         ==================================================================================
      Portfolio Turnover Rate              61.70%       197.04%       207.25%     56.24%      116.61%     100.17%     63.54%
                                         ==================================================================================
  Average Commission Rate Paid           $ .0701       $ .0661
                                         =====================

-------------------
<Fi>   Unaudited.
<Fii>  Ratios have been annualized; total return has not been annualized.
<Fiii> Amount was computed based on average shares outstanding during the period.
<Fiv>  Dividends and distributions paid when the Fund operated as a closed-
       end fund (i.e. prior to February 12, 1996) have been reflected as being reinvested at market value.
<Fv>   Reflects total expenses, including custody fees offset by earnings credits resulting from balances left on deposit. The expense ratios net of earnings credits would have been 2.52% and 3.69% for the years ended October 31, 1996 and 1995, respectively. Expense ratios for the periods ended prior to October 31, 1995, have been reduced to reflect the effect of custody fees offset by earnings credits, if any.

                     See Notes to Financial Statements.

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Summary of Significant Accounting Policies:

      Spectra Fund (the "Fund") is a non-diversified open-end registered investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts.

      Prior to February 12, 1996, the Fund operated as a closed-end investment company and a Massachusetts corporation.

      Effective October 31, 1994, the Fund changed its fiscal year end from June 30 to October 31.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation--Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders--Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and dividends from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no Federal income tax provision is required. As of October 31, 1996, the net capital loss carryforward of the Fund which may be used to offset future net realized gains was approximately $51,000 and expires in 2004.

(e) Other--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2--Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees--The Fund pays its investment adviser, Fred Alger Management, Inc. ("Alger Management"), a monthly fee at an annual rate of 1.50% based on the value of the Fund's average daily net assets.

(b) Transfer Agent Fees--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the six months ended April 30, 1997, the Fund incurred fees of approximately $5,700 for services provided by Alger Services and reim-bursed approximately $1,700 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Brokerage Commissions--During the six months ended April 30, 1997, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $34,553 in connection with securities transactions.

(d) Trustees' Fees--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $250.

(e) Shareholder Servicing Fees--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to
 .25% of the Fund's average daily net assets.

(f) Other Transactions With Affiliates--At April 30, 1997, Alger Management and its affiliates owned 516,188 shares of the Fund.

NOTE 3--Securities Transactions:

      During the six months ended April 30, 1997, purchases and sales of investment securities, excluding short-term securities, aggregated $28,488,483 and $11,971,881, respectively.

NOTE 4--Share Capital:

      The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.

      During the six months ended April 30, 1997, transactions of shares of beneficial interest were as follows:

                     Shares         Amount
                   -------------------------

Shares sold        1,465,171     $20,883,235
Shares redeemed     (196,946)     (2,708,297)
                   -------------------------
Net increase       1,268,225     $18,174,938
                   =========================

      During the year ended October 31, 1996, transactions of shares of beneficial interest were as follows:

                    Shares         Amount
                   -------------------------

Shares sold         740,865     $ 9,572,977
Shares redeemed    (154,036)     (1,989,371)
                   ------------------------
Net increase        586,829     $ 7,583,606
                   ========================




                     SPECTRA  |   Meeting the challenge
                        FUND  |   of investing



Board of Trustees

Fred M. Alger, Chairman
David D. Alger
Arthur M. Dubow
Stephen E. O'Neil
Nathan E. Saint-Amand
John T. Sargent

--------------------------------------------

Investment Adviser

Fred Alger Management, Inc.
75 Maiden Lane
New York, N.Y. 10038

--------------------------------------------

Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811

--------------------------------------------

This report is submitted for the general information of the shareholders of Spectra Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.